Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below acknowledge and agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Series A Common Stock of Corporacion Durango, S.A. de C.V. This Joint Filing Agreement shall be included as an exhibit to such filing. In evidence thereof, each of the undersigned, being duly authorized where appropriate, hereby executes this Joint Filing Agreement as of the 27th day of February, 2002.


                       Administradora Corporativa y Mercantil, S.A. de C.V.



                         By /s/ Mayela de la Paz Rincon Arredondo de Velasco
                           -----------------------------------------------------
                           Name:  Mayela de la Paz Rincon Arredondo de Velasco
                           Title: Director

                       Miguel Rincon Arredondo



                         /s/ Miguel Rincon Arredondo
                       ---------------------------------------------------------

                       Jose A. Rincon Arredondo



                         /s/ Jose A. Rincon Arredondo
                       ---------------------------------------------------------

                       Jesus Rincon Arredondo



                         /s/ Jesus Rincon Arredondo
                       ---------------------------------------------------------

                       Wilfrido Rincon Arredondo



                         /s/ Wilfrido Rincon Arredondo
                       ---------------------------------------------------------

                       Ignacio Rincon Arredondo



                         /s/ Ignacio Rincon Arredondo
                       ---------------------------------------------------------

                       Martin Rincon Arredondo



                         /s/ Martin Rincon Arredondo
                       ---------------------------------------------------------